THE GABELLI SMALL CAP GROWTH FUND

                               SEMI-ANNUAL REPORT

                                MARCH 31, 2002(A)

                                [GRAPHIC OMITTED]
                           GRAPHIC OF 5 STARS OMITTED

     MORNINGSTAR RATED[TM] GABELLI SMALL CAP GROWTH FUND 5 STARS OVERALL AND FOR THE THREE AND FIVE-YEAR PERIODS ENDED 03/31/02 AMONG 5,040 AND 3,293 DOMESTIC EQUITY FUNDS. THE FUND WAS RATED 4 STARS FOR THE TEN-YEAR PERIOD
                 ENDED 03/31/02 AMONG 926 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      Small cap stocks continued to outperform in the first quarter of 2002. Although finishing about even with the Dow Jones Industrial Average, the Russell 2000 Index materially outperformed the Standard & Poor's ("S&P") 500 Index, a much broader based large cap stock barometer. An excellent stock picking batting average (nearly 70% of our portfolio holdings had positive returns for the quarter) helped the Gabelli Small Cap Growth Fund (the "Fund") handily beat its Russell 2000 benchmark.

INVESTMENT PERFORMANCE

      For the quarter ended March 31, 2002, the Fund's net asset value rose 8.90%. The Value Line Composite and Russell 2000 Indices rose 5.04% and 3.98%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 15.58% for the trailing twelve-month period. The Value Line Composite and Russell 2000 Indices rose 17.91% and 13.98%, respectively, over the same twelve-month period.

      For the three-year period ended March 31, 2002, the Fund's total return averaged 15.83% annually, versus average annual total returns of 13.62% and 9.84% for the Value Line Composite and Russell 2000 Indices, respectively. For the five-year period ended March 31, 2002, the Fund's total return averaged 13.90% annually, versus average annual total returns of 13.87% and 9.52% for the Value Line Composite and Russell 2000 Indices, respectively.

      For the ten-year period ended March 31, 2002, the Fund's total return averaged 13.70% annually versus average annual total returns of 14.02% and 11.14% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through March 31, 2002, the Fund had a cumulative total return of 387.93%, which equates to an average annual total return of 16.38%.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein:
(1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 03/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(c)
---------------------------------------------------------------------------------------------------------------
                                                                 Calendar Quarter
                                                   ------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                   ------      ------      ------      ------       ------
 2002:    Net Asset Value                          $20.92        --          --          --            --
          Total Return                               7.1%        --          --          --            --
---------------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value                          $18.45      $20.43      $17.13      $19.21       $19.21
          Total Return                              (1.4)%      10.7%      (16.2)%      14.3%         4.7%
---------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value                          $22.24      $22.77      $23.60      $18.71       $18.71
          Total Return                               3.8%        2.4%        3.6%        1.1%        11.3%
---------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value                          $19.59      $22.94      $21.84      $21.43       $21.43
          Total Return                              (6.8)%      17.1%       (4.8)%       9.9%        14.2%
---------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value                          $23.93      $23.59      $18.81      $21.01       $21.01
          Total Return                              10.9%       (1.4)%     (20.3)%      14.7%         0.0%
---------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value                          $19.11      $22.23      $25.42      $21.58       $21.58
          Total Return                               3.1%       16.3%       14.7%       (0.8)%       36.5%
---------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value                          $19.65      $20.68      $20.02      $18.53       $18.53
          Total Return                               6.2%        5.2%       (3.2)%       3.4%        11.9%
---------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value                          $17.03      $17.88      $19.34      $18.50       $18.50
          Total Return                               7.4%        5.0%        8.2%        2.6%        25.2%
---------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value                          $16.76      $16.33      $17.24      $15.85       $15.85
          Total Return                              (3.6)%      (2.6)%       5.6%       (2.1)%       (2.9)%
---------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value                          $15.46      $15.74      $16.90      $17.38       $17.38
          Total Return                               6.6%        1.8%        7.4%        5.3%        22.8%
---------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value                          $13.42      $13.41      $13.10      $14.50       $14.50
          Total Return                               9.9%       (0.1)%      (2.3)%      12.1%        20.3%
---------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value                             --          --          --       $12.21       $12.21
          Total Return                                --          --          --        22.9%(b)     22.9%(b)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 2002 (a)
                   -------------------------------------------
            1 Year .........................................  15.58%
            5 Year .........................................  13.90%
            10 Year ........................................  13.70%
            Life of Fund (b) ...............................  16.38%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.

                                Dividend History
--------------------------------------------------------------------------------
       PAYMENT (EX) DATE        RATE PER SHARE        REINVESTMENT PRICE
       -----------------        --------------        ------------------
       December 20, 2001            $0.360                  $18.66
       December 20, 2000            $4.782                  $17.40
       December 20, 1999            $2.462                  $20.55
       December 21, 1998            $0.534                  $19.80
       December 29, 1997            $3.590                  $21.29
       September 30, 1997           $0.070                  $25.42
       December 27, 1996            $2.160                  $18.46
       December 29, 1995            $1.340                  $18.50
       December 30, 1994            $1.030                  $15.85
       December 31, 1993            $0.420                  $17.38
       December 31, 1992            $0.185                  $14.50
       December 31, 1991            $0.080                  $12.21

[GRAPHIC OF TRIANGLE OMITTED]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

COMMENTARY

THE ECONOMY: FAST START, SLOWER FINISH

      Impressive first and perhaps second quarter Gross Domestic Product ("GDP") growth appears to be "in the bag" - largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. At issue is how much gas is left in the consumer tank, and whether we will see the long-awaited rebound in business investment in the second half of 2002.

      We believe that consumer spending will remain relatively strong. The Federal Reserve Board ("Fed") will probably hike rates later in the year - "taking back" the post 9/11 cuts - but interest rates should remain relatively low. Mortgage re-financing will abate as rates rise, but lower mortgage payments will continue to have a positive effect on household cash flow. In addition, the 2001 tax cuts that took place in 2002 continue to bolster workers' "take home" pay. Political dynamics, volatility in oil prices and in the U.S. dollar will act as a drag on consumer psychology. Our concerns center on the U.S. dollar, the Fed's stop-go/stop-go policy and the "what if?" if the housing sector gets crimped.

      We don't anticipate a surge in business investment this year and doubt that technology capital spending will increase significantly. However, because corporations reduced inventories so aggressively following the terrorist attacks, capital outlays on cost saving equipment should increase as production is ramped up to meet current retail activity. Should inventories be restocked, this would put added zest to the manufacturing schedule. For example, General Motors' "Keep America Rolling" campaign removed a million units from auto industry inventories. The company has to increase production, which is below demand, or inventories will be depleted even further. Our conclusion is that business investment will trend higher, particularly as the year unfolds, providing enough additional support to sustain an economic recovery muted by higher oil prices. Finally, we observe that exports to Europe and Japan will help in 2003, as will continued pick-up in defense-related spending.

ADVANTAGE SMALL CAP STOCKS

      We believe small cap stocks still have an edge over big caps. Small cap company earnings should continue to grow faster, and even after two years of superior performance, small cap valuations are still more reasonable. Good performance relative to large caps is also attracting more investment capital to this market sector. As the political, economic and stock market dust settles, we expect merger and acquisition activity to resume, with larger companies targeting smaller competitors. This should help surface value in the small cap arena. Finally, the Enron scandal has made many investors wary of large companies with complex financials. The "earnings transparency" of most small companies should attract more investors to the small cap sector.

INVESTMENT SCORECARD

      As usual, our best performing stocks this year came from an eclectic group of industries including: packaging (Crown Cork & Seal), gaming (Boyd Gaming Corp.), aerospace products (Moog Inc.), food and beverage (J & J Snack Foods Corp.), auto parts (Tenneco Automotive), and retailing (Sports Authority).

      Our laggard's list was dominated by telecommunications companies, most notably small wireless operators such as Rural Cellular, Western Wireless, and Leap Wireless. We are well aware that competition in the still fragmented wireless communications business has resulted in cutthroat pricing and reduced profitability. We have invested in high quality, small wireless operators, which we believe will eventually be targeted by the big boys as the industry consolidates. We are willing to be patient with these investments.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ACKERLEY GROUP INC. (AK - $17.86 - NYSE), headquartered in Seattle, Washington, is a diversified media company with operations throughout the United States. The company operates the nation's fourth largest outdoor media company. Ackerley also owns or operates eighteen television stations and five radio stations. On October 8, 2001, Ackerley announced that it had entered into an agreement to be acquired by Clear Channel Communications (CCU - $51.41 - NYSE). Each Ackerley shareholder will be entitled to receive 0.35 shares of Clear Channel stock. The deal is expected to close in the first half of 2002.

AZTAR CORP. (AZR - $21.90 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City, New Jersey; Tropicana Resort and Casino in Las Vegas, Nevada; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also owns and operates two riverboat casinos in Caruthersville, Missouri and Evansville, Indiana.

CH ENERGY GROUP INC. (CHG - $47.45 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area whose economy has long been dominated by IBM. The buyer would almost have to be Energy East (EAS - $21.75 - NYSE) or Consolidated Edison(ED - $41.91 - NYSE). The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. We think it happens in more than a year but less than three. The company's capable CEO, Paul Ganci, is scheduled to retire in May 2003, so do the math. Our estimate of the company's private market value (PMV) is $63.

CLARCOR  INC.  (CLC -  $32.00  -  NYSE),  founded  in  1904,  is a  U.S.-  based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

FLOWSERVE CORP. (FLS - $32.01 - NYSE) is a manufacturer of engineered pumps, control valves and mechanical seals for the petroleum, chemical, power, water and other general industries. After integrating the operations of Ingersoll-Dresser Pump, Flowserve announced the acquisition of Invensys' Flow Control Division (IFC). IFC is a manufacturer of valves and valves automation products, with $500 million of revenues. The transaction will give Flowserve a better balance of end markets, greater geographical reach, economies of scale and plant consolidation opportunities. Already the second largest global pump company,

IFC will make Flowserve the second largest global valve company. The critical mass should allow the company to gain market share as customers are reducing their suppliers and moving to one-stop shopping. While Flowserve expects synergies from the deal, the transaction is not predicated on realizing these synergies in order to be accretive. Consistent with the company's acquisition strategy, the transaction is expected to be accretive in the first year and is not expected to increase the overall leverage of the company.

KAMAN CORP. (KAMNA - $16.95 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

LIBERTY CORP. (LC - $39.82 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than 2.5 million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

ROBBINS & MYERS INC. (RBN - $27.35 - NYSE) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. In August 2001, the company completed the acquisition of Romaco, a $150 million manufacturer of packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6% to 8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. Management's use of its strong cash flow to make complementary acquisitions makes Robbins & Myers an attractive company in a consolidating industry.

ROPER INDUSTRIES INC. (ROP - $49.74 - NYSE) is a leading manufacturer of analytical and fluid handling instruments and industrial controls serving a broad range of markets including scientific research, medical diagnostics, oil and gas, semiconductor, automotive and other industries. The company is a strong cash flow generator. Roper uses its cash flow to acquire complementary companies or stand-alone enterprises that add value to the firm. Last year Roper made nine acquisitions, adding $160 million of annual revenues to the firm. These companies produce pumps, control valves and electron microscopy accessories that will provide critical mass for Roper to gain share in their respective niche markets. Recently, the company expanded its corporate development staff and announced a plan to have $450 million available for future acquisitions, to step up its deal activities.

SENSIENT TECHNOLOGIES CORP. (SXT - $23.02 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink-jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through several acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions. Sensient continues to make acquisitions to further diversify its product offerings in the non-food markets. Since the beginning of the year, Sensient has made three small acquisitions with revenues of approximately $36 million.

THOMAS & BETTS CORP. (TNB - $21.16 - NYSE) primarily manufactures electrical components and connectors. This business is suffering from its exposure to the technology and telecommunication industries. Management is cutting costs and restructuring the business to be profitable at the current lower revenues levels. Any or all of the three smaller business segments - Steel Structures (utility poles), Communications (CATV equipment), and HVAC - could be sold to raise cash and streamline the company. We also expect management to monetize the 20% investment in Leviton Manufacturing, a private company on Long Island, NY.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                        JULY
                          ---                                  ----                        ----
      1st Wednesday       Ivan Arteaga                         Henry Van der Eb            Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin              Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                   Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Small cap stocks continued to deliver respectable returns in an otherwise lackluster stock market. We are pleased that our research-driven stock selection process once again produced superior performance relative to our benchmark. We believe "thinking small" will continue to be rewarding on an absolute and relative basis in the quarters ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.


                                                    Sincerely,
                                                    /S/ Mario J. Gabelli
                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer
April 30, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2002
             Ackerley Group Inc.                     Kaman Corp.
             Aztar Corp.                             Liberty Corp.
             CH Energy Group Inc.                    Roper Industries Inc.
             CLARCOR Inc.                            Sensient Technologies Corp.
             Flowserve Corp.                         Thomas & Betts Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              COMMON STOCKS -- 90.4%
              AGRICULTURE -- 0.1%
     20,000   Cadiz Inc.+ .........................  $    194,377  $    180,000
     15,000   Sylvan Inc. .........................       162,285       173,250
                                                     ------------  ------------
                                                          356,662       353,250
                                                     ------------  ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.6%
    110,000   Acktion Co.+ ........................     1,392,683     1,413,412
     15,000   ArvinMeritor Inc. ...................       419,956       428,250
     41,000   BorgWarner Inc. .....................     1,691,141     2,579,720
    100,000   Exide Corp. .........................       123,762        29,900
     50,000   Federal-Mogul Corp.+ ................        99,375        40,500
    260,000   GenCorp Inc. ........................     2,381,401     4,087,200
     15,000   Lund International
               Holdings Inc.+ .....................        46,718        22,875
    130,000   Midas Inc. ..........................     1,941,654     1,853,800
    151,500   Modine Manufacturing Co. ............     4,337,479     4,088,985
      5,250   Monro Muffler Brake Inc.+ ...........        52,860        90,300
     15,000   O'Reilly Automotive Inc.+ ...........       436,700       473,550
    146,500   Raytech Corp.+ ......................       471,141       637,275
    190,000   Scheib (Earl) Inc.+ .................     1,301,170       504,450
    155,000   Standard Motor Products Inc. ........     2,484,369     2,263,000
     18,000   Strattec Security Corp.+ ............       456,646       839,880
     28,000   Superior Industries
               International Inc. .................       765,175     1,365,840
    389,000   Tenneco Automotive Inc.+ ............       906,080     1,556,000
      7,000   Thor Industries Inc. ................       259,454       331,100
    155,000   TransPro Inc.+ ......................     1,372,266       669,600
                                                     ------------  ------------
                                                       20,940,030    23,275,637
                                                     ------------  ------------
              AVIATION: PARTS AND SERVICES -- 3.2%
     25,000   AAR Corp. ...........................       302,990       269,250
    100,000   Aviall Inc.+ ........................       896,690       903,000
     23,000   Barnes Group Inc. ...................       448,712       563,500
     60,000   Curtiss-Wright Corp. ................     1,393,118     3,990,000
      6,000   Curtiss-Wright Corp., Cl. B .........       283,591       391,500
      7,500   Ducommun Inc. .......................        80,125       147,750
      3,000   EDO Corp. ...........................        19,456        81,030
    110,000   Fairchild Corp., Cl. A+ .............       760,584       277,200
    320,000   Kaman Corp., Cl. A ..................     5,688,345     5,424,000
    120,000   Moog Inc., Cl. A+ ...................     1,630,173     3,840,000
      1,000   Woodward Governor Co. ...............        58,388        68,800
                                                     ------------  ------------
                                                       11,562,172    15,956,030
                                                     ------------  ------------
              BROADCASTING -- 6.1%
    300,000   Ackerley Group Inc.+ ................     4,135,350     5,358,000
    110,000   Acme Communications Inc.+ ...........       890,832     1,137,400
     20,000   Beasley Broadcast Group Inc.,
               Cl. A+ .............................       213,229       298,200
     53,300   Crown Media Holdings Inc.,
               Cl. A+ .............................       695,238       660,920
     20,000   CTN Media Group Inc. ................        16,800         6,600
    422,500   Granite Broadcasting Corp.+ .........     1,722,038       887,250
     40,000   Gray Communications
               Systems Inc. .......................       586,301       640,800

                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
    190,000   Gray Communications
               Systems Inc., Cl. B ................  $  2,414,523    $2,753,100
     53,000   Hearst-Argyle Television Inc.+ ......       472,735     1,310,690
    177,000   Liberty Corp. .......................     5,740,705     7,048,140
    100,000   On Command Corp.+ ...................       918,726       455,000
    300,000   Paxson Communications
               Corp.+ .............................     3,055,462     3,288,000
    110,000   Salem Communications
               Corp., Cl. A+ ......................     1,753,539     2,607,000
    120,000   Sinclair Broadcast Group Inc.+ ......     1,299,875     1,626,000
     38,000   Spanish Broadcasting System
               Inc., Cl. A+ .......................       385,487       514,900
      5,000   TiVo Inc.+ ..........................        53,580        26,500
     85,000   Young Broadcasting Inc.,
               Cl. A+ .............................     2,099,420     2,124,150
                                                     ------------  ------------
                                                       26,453,840    30,742,650
                                                     ------------  ------------
              BUILDING AND CONSTRUCTION -- 1.0%
     50,000   Fleetwood Enterprises ...............       552,086       540,000
     12,000   Florida Rock Industries Inc. ........       143,100       478,080
     25,000   Huttig Building Products Inc.+ ......        90,165       138,500
    100,000   Nortek Inc.+ ........................     1,675,259     3,600,000
     15,000   Universal Forest Products Inc. ......       189,313       358,350
                                                     ------------  ------------
                                                        2,649,923     5,114,930
                                                     ------------  ------------
              BUSINESS SERVICES -- 2.1%
     40,000   ANC Rental Corp.+ ...................       248,125        14,000
    610,400   Career Blazers Inc.(b) ..............       236,019       107,125
      6,000   Carlisle Holdings Ltd.+ .............        30,250        15,300
      1,000   CheckFree Corp.+ ....................         9,040        15,330
     35,000   Donnelley (R.H.) Corp.+ .............       478,008     1,065,050
    109,500   Edgewater Technology Inc.+ ..........       401,550       470,850
     20,000   Fisher Scientific
               International Inc.+ ................       463,800       562,000
     80,000   Industrial Distribution
               Group Inc.+ ........................       224,062       223,200
     60,000   Interactive Data Corp. ..............       509,519     1,053,000
     10,000   Interep National Radio
               Sales Inc., Cl. A+ .................        57,070        33,100
     70,000   Key3Media Group Inc.+ ...............       478,122       321,300
     13,000   Landauer Inc. .......................       234,859       493,350
      5,000   MDC Communications Corp.,
               Cl. A+ .............................        15,450        19,750
    100,800   Nashua Corp.+ .......................       922,077       594,720
     60,000   National Processing Inc.+ ...........       535,683     1,714,800
     15,000   New England Business
               Service Inc. .......................       270,375       385,050
     70,000   Paxar Corp.+ ........................       721,000     1,179,500
     40,000   Pittson Brink's Group ...............       913,331     1,004,000
      6,000   Princeton Video Image Inc.+ .........        35,250        11,940
     58,000   Professional Staff plc, ADR+ ........       305,031       150,800
      6,000   StarTek Inc.+ .......................       113,775       138,900
     90,000   Trans-Lux Corp.(a) ..................       751,073       463,500
      8,000   Wackenhut Corp., Cl. A ..............       118,092       264,800
      6,187   Wackenhut Corp., Cl. B ..............        52,368       201,511
                                                     ------------  ------------
                                                        8,123,929    10,502,876
                                                     ------------  ------------


                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              COMMON STOCKS (CONTINUED)
              CABLE -- 0.1%
    120,000   UnitedGlobalCom Inc., Cl. A+ ........  $    970,183  $    649,200
                                                     ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 0.3%
    120,000   Allen Telecom Inc.+ .................     1,316,214       801,600
    108,000   Communications Systems Inc. .........       646,601       886,680
                                                     ------------  ------------
                                                        1,962,815     1,688,280
                                                     ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.6%
          2   Anacomp Inc., Cl. B+ ................         2,500            22
     45,000   BNS Co., Cl. A+ .....................       287,286       112,500
     75,000   Bull Run Corp.+ .....................       243,481        75,750
      1,000   Cylink Corp. ........................         3,375         1,530
     16,000   Global Sources Ltd.+ ................       400,437        70,720
     50,000   INT Media Group Inc.+ ...............       435,800       162,000
        200   Macromedia Inc.+ ....................         2,371         4,084
     14,187   MKS Instruments Inc.+ ...............       272,678       485,763
     10,000   Phoenix Technologies Ltd.+ ..........        68,947       136,500
    310,100   Tyler Technologies Inc. .............     1,177,608     1,779,974
    163,100   Xanser Corp.+ .......................       581,123       437,108
                                                     ------------  ------------
                                                        3,475,606     3,265,951
                                                     ------------  ------------
              CONSUMER PRODUCTS -- 2.6%
      7,000   Action Performance
               Companies Inc.+ ....................        32,187       344,750
     20,000   Adams Golf Inc.+ ....................        63,340        11,000
      2,500   Alberto-Culver Co., Cl. B ...........       112,649       135,000
     28,000   Ashworth Inc.+ ......................       120,031       219,800
     20,000   Church & Dwight Co. Inc. ............       204,250       589,200
     15,000   Coachmen Industries Inc. ............       117,198       244,500
     30,000   Department 56 Inc.+ .................       300,975       420,000
     30,000   Dial Corp. ..........................       333,430       540,600
     16,000   Elizabeth Arden Inc.+ ...............       201,080       186,400
      4,000   Genlyte Group Inc.+ .................        17,120       150,240
      2,000   Harley Davidson Inc. ................         4,713       110,260
    200,000   Hartmarx Corp.+ .....................       967,321       420,000
      5,000   Madden (Steven) Ltd. ................        41,205        87,500
    173,000   Marine Products Corp.+ ..............       249,571     1,295,770
     54,000   National Presto
               Industries Inc. ....................     1,972,112     1,553,040
      5,000   Nature's Sunshine
               Products Inc. ......................        68,955        56,050
     35,000   Rayovac Corp.+ ......................       461,020       540,750
      3,700   Scotts Co., Cl. A+ ..................        71,963       169,386
      8,000   Skyline Corp. .......................       142,678       248,400
     14,000   Stewart Enterprises Inc.,
               Cl. A ..............................        65,467        83,594
    333,000   Weider Nutrition
               International Inc. .................     1,349,533       632,700
    281,000   Wolverine World Wide Inc. ...........     3,541,175     5,043,950
                                                     ------------  ------------
                                                       10,437,973    13,082,890
                                                     ------------  ------------
              CONSUMER SERVICES -- 0.7%
     30,000   Bowlin Travel Centers Inc.+ .........        22,611       50,250
     12,000   Collectors Universe Inc. ............        30,988       14,280

                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
     40,000   Loewen Group Inc. ...................  $     60,400  $      1,200
      4,000   Martha Stewart Living
               Omnimedia Inc., Cl. A+ .............        61,775        71,600
     20,000   Response USA Inc.+ ..................        16,500           180
    163,000   Rollins Inc. ........................     3,195,209     3,439,300
                                                     ------------  ------------
                                                        3,387,483     3,576,810
                                                     ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 12.7%
    243,200   Acuity Brands Inc. ..................     3,289,782     4,020,096
     99,500   Ampco-Pittsburgh Corp. ..............       966,406     1,159,175
      8,000   Anixter International Inc.+ .........        76,160       237,040
    215,000   Baldor Electric Co. .................     4,198,556     4,859,000
    100,000   Chemed Corp. ........................     3,385,258     3,735,000
    180,000   Crane Co. ...........................     3,663,625     4,921,200
    110,200   Denison International plc,
               ADR+ ...............................     1,521,954     2,148,900
      5,000   Esco Technologies Inc.+ .............       166,379       194,200
     95,000   Gardner Denver Inc.+ ................     1,138,559     2,327,500
     85,000   GATX Corp. ..........................     2,841,929     2,703,000
    150,000   GenTek Inc.+ ........................     1,387,820        45,000
    135,000   Greif Bros. Corp., Cl. A ............     2,673,603     4,819,500
      1,000   Greif Bros. Corp., Cl. B ............        29,800        33,250
     26,000   Harbor Global Co. Ltd. ..............       122,937       187,200
     68,100   Katy Industries Inc.+ ...............       678,978       422,220
    160,500   Lamson & Sessions Co.+ ..............     1,013,808       922,875
     72,000   Lindsay Manufacturing Co. ...........       697,035     1,753,200
    150,000   MagneTek Inc.+ ......................     1,488,032     1,755,000
      2,000   Matthews International
               Corp., Cl. A .......................        24,313        50,200
    210,000   Myers Industries Inc. ...............     2,669,709     3,045,000
     30,000   Mykrolis Corp.+ .....................       419,535       458,700
    610,400   Noel Group Inc.+ ....................       222,822       301,421
     74,000   Oil-Dri Corporation of America ......       812,177       689,680
    160,000   Park-Ohio Holdings Corp.+ ...........     1,954,172       716,800
    120,000   Roper Industries Inc. ...............     3,363,783     5,968,800
    295,000   Sensient Technologies Corp. .........     5,964,053     6,790,900
      8,000   Sonoco Products Co. .................       185,355       228,880
     65,000   Standex International Corp. .........     1,318,407     1,587,300
      5,000   Tech/Ops Sevcon Inc. ................        54,688        46,250
    276,200   Thomas Industries Inc. ..............     3,625,861     8,078,850
     65,000   WHX Corp.+ ..........................       327,644        57,850
                                                     ------------  ------------
                                                       50,283,140    64,263,987
                                                     ------------  ------------
              EDUCATIONAL SERVICES -- 0.1%
      5,000   School Specialty Inc.+ ..............       119,700       133,600
    101,000   Whitman Education Group Inc.+ .......       267,016       597,920
                                                     ------------  ------------
                                                          386,716       731,520
                                                     ------------  ------------
              ELECTRONICS -- 2.0%
     25,600   Fargo Electronics+ ..................       157,621       185,600
     35,000   Lowrance Electronics Inc.+ ..........        93,891       135,800
    120,000   Oak Technology Inc.+ ................       997,503     1,785,600
     95,000   Park Electrochemical Corp. ..........     2,308,524     2,755,000
    250,000   Thomas & Betts Corp. ................     4,752,720     5,290,000
                                                     ------------  ------------
                                                        8,310,259    10,152,000
                                                     ------------  ------------

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES -- 5.1%
     40,000   AGL Resources Inc. ..................  $    746,290    $  940,000
      6,500   Birmingham Utilities Inc. ...........        96,816       117,000
    100,000   Callon Petroleum Co.+ ...............     1,012,283       780,000
    152,000   CH Energy Group Inc. ................     6,443,499     7,212,400
     10,000   Chesapeake Utilities Corp. ..........       187,062       191,500
     23,000   Connecticut Water Service Inc. ......       464,832       629,970
     20,000   Covanta Energy Corp.+ ...............       275,700        14,400
     20,000   DQE Inc. ............................       421,289       426,200
    100,000   El Paso Electric Co.+ ...............     1,366,858     1,565,000
     50,000   Florida Public Utilities Co. ........       792,700       937,000
     12,000   Petroleum Geo-Services
               ASA, ADR+ ..........................       191,069        78,120
      2,000   PetroQuest Energy Inc.+ .............         5,250        11,460
     25,000   RGS Energy Group Inc. ...............       804,717       981,250
    281,200   RPC Inc. ............................       913,729     4,189,880
     15,000   SJW Corp. ...........................     1,496,585     1,218,000
     17,968   Southern Union Co. ..................       337,292       329,174
    110,000   Southwest Gas Corp. .................     1,915,596     2,750,000
     15,000   Tesoro Petroleum Corp. ..............       209,500       210,750
      4,000   Toreador Resources Corp.+ ...........        15,250        16,000
    180,000   Western Resources Inc. ..............     3,026,670     3,087,000
                                                     ------------  ------------
                                                       20,722,987    25,685,104
                                                     ------------  ------------
              ENTERTAINMENT -- 2.2%
      7,600   Canterbury Park Holding
               Corp.+ .............................        59,750        68,020
     46,900   Fisher Communications Inc. ..........     3,006,077     2,134,419
    151,000   GC Companies Inc.+ ..................       164,590        24,160
     74,000   Gemstar-TV Guide
               International Inc.+ ................       951,782     1,094,460
      2,500   International Speedway Corp. ........        45,000       113,750
     16,000   International Speedway
               Corp., Cl. A .......................       515,479       731,200
      7,000   Liberty Livewire Corp., Cl. A+ ......        69,920        40,460
     25,500   Liberty Media Corp., Cl. A+ .........       289,654       322,320
     20,000   Loews Cineplex Entertainment
               Corp.+ .............................        20,008            40
      5,000   Metromedia International
               Group Inc.+ ........................         5,400         1,550
    100,000   Six Flags Inc.+ .....................     1,442,210     1,786,000
     45,000   Topps Co. Inc.+ .....................       213,634       432,000
    100,000   USA Networks Inc.+ ..................     1,068,180     3,177,000
     75,000   World Wrestling Federation
               Entertainment Inc.+ ................       964,829     1,095,000
                                                     ------------  ------------
                                                        8,816,513    11,020,379
                                                     ------------  ------------
              ENVIRONMENTAL SERVICES -- 1.2%
    200,000   Allied Waste Industries Inc.+ .......     2,027,016     2,600,000
     26,000   Catalytica Energy
               Systems Inc.+ ......................       343,480        87,620
    180,000   Republic Services Inc.+ .............     2,563,261     3,362,400

                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
     40,000   Trojan Technologies Inc.++ ..........  $    217,940  $    231,912
                                                     ------------  ------------
                                                        5,151,697     6,281,932
                                                     ------------  ------------
              EQUIPMENT AND SUPPLIES -- 12.2%
     35,000   Alltrista Corp.+ ....................       478,032       964,250
    120,000   AMETEK Inc. .........................     1,389,733     4,465,200
    500,000   Baldwin Technology Co. Inc.,
               Cl. A ..............................     1,810,389       750,000
     98,000   Belden Inc. .........................     2,070,608     2,335,340
     25,000   Bway Corp.+ .........................       194,568       316,250
     10,000   C&D Technologies Inc. ...............       206,080       210,200
     15,000   Chase Industries Inc.+ ..............       148,745       168,750
    138,000   CIRCOR International Inc. ...........     1,652,073     2,863,500
    215,000   CLARCOR Inc. ........................     2,542,198     6,880,000
    105,000   Core Materials Corp. ................       268,797       157,500
    210,000   Crown Cork & Seal Co. Inc.+ .........       848,356     1,879,500
     60,000   CTS Corp. ...........................       884,427       975,000
     72,000   Cuno Inc.+ ..........................     1,206,356     2,672,640
      5,000   Danaher Corp. .......................       172,264       355,100
     37,000   Donaldson Co. Inc. ..................       853,594     1,487,770
    308,000   Fedders Corp. .......................     1,612,484       924,000
    165,000   Flowserve Corp.+ ....................     2,797,371     5,281,650
     98,400   Franklin Electric Co. Inc. ..........     1,583,975     4,984,944
     40,000   General Magnaplate Corp. ............        83,762        60,000
     80,000   Gerber Scientific Inc.+ .............     1,042,188       588,000
     20,775   Gorman-Rupp Co. .....................       350,727       555,731
     40,000   Graco Inc. ..........................       846,396     1,634,000
      5,000   Hughes Supply Inc. ..................        71,183       194,800
     43,000   IDEX Corp. ..........................       581,471     1,591,000
    150,000   Interpump Group SpA .................       604,506       616,347
     10,000   K-Tron International Inc.+ ..........        74,932       122,500
      9,000   Littelfuse Inc.+ ....................        62,500       222,930
     30,000   Lufkin Industries Inc. ..............       559,945       810,000
     19,000   Met-Pro Corp. .......................       247,356       272,840
     12,000   Mueller Industries Inc.+ ............       309,156       419,880
      4,500   Plantronics Inc.+ ...................        56,548        94,140
     30,000   Robbins & Myers Inc. ................       564,553       820,500
     40,500   Sequa Corp., Cl. A+ .................     1,502,140     2,114,100
     20,000   Sequa Corp., Cl. B+ .................     1,215,377     1,180,000
     78,500   SL Industries Inc. ..................       991,370       628,000
      3,000   Smith (A.O.) Corp. ..................        49,212        76,350
     15,000   Smith (A.O.) Corp., Cl. A ...........       336,569       397,500
     95,000   SPS Technologies Inc.+ ..............     2,984,875     4,025,150
    150,000   Sybron Dental
               Specialties Inc.+ ..................     2,876,801     3,015,000
      5,000   Teleflex Inc. .......................        76,167       273,350
     50,000   Tennant Co. .........................     1,602,465     2,096,000
     45,000   UCAR International Inc.+ ............       625,947       639,000
      5,000   Valmont Industries Inc. .............        40,625        89,500
      7,875   Watsco Inc., Cl. B ..................        23,627       141,750
     68,900   Watts Industries Inc., Cl. A ........       921,233     1,157,520
     10,000   Wolverine Tube Inc.+ ................       118,490        87,000
                                                     ------------  ------------
                                                       39,540,171    61,594,482
                                                     ------------  ------------

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              FINANCIAL SERVICES -- 3.5%
      9,180   Alleghany Corp. .....................  $  1,759,540  $  1,721,250
     47,000   Argonaut Group Inc. .................     1,033,209       993,580
     68,000   Bankgesellschaft Berlin AG ..........     1,408,705       126,951
    135,300   BKF Capital Group Inc.+ .............     2,463,405     4,038,705
    200,000   CNA Surety Corp. ....................     2,556,319     3,010,000
      1,000   Crazy Woman Creek
               Bancorp Inc. .......................        12,040        15,100
     45,000   Danielson Holding Corp.+ ............       165,200       308,250
      3,000   Federal Agricultural Mortgage
               Corp., Cl. C+ ......................        24,000       133,500
     25,000   Gainsco Inc. ........................       156,088         6,750
     60,000   Hibernia Corp., Cl. A ...............       789,587     1,146,000
    350,000   J Net Enterprises Inc.+ .............     3,093,926       770,000
      2,000   LandAmerica Financial Group .........        24,350        69,260
     18,000   Metris Companies Inc. ...............       163,915       360,000
     73,500   Midland Co. .........................     1,095,754     3,131,100
      1,500   Net.B@nk Inc.+ ......................         6,000        25,350
      1,000   Republic Bancshares Inc.+ ...........        12,523        17,120
     30,000   Riggs National Corp. ................       488,019       460,500
        200   Sterling Bancorp ....................         6,149         6,380
     21,100   Wilmington Trust Corp. ..............     1,331,759     1,420,241
                                                     ------------  ------------
                                                       16,590,488    17,760,037
                                                     ------------  ------------
              FOOD AND BEVERAGE -- 4.9%
     85,000   Advantica Restaurant
               Group Inc.+ ........................       132,580        85,850
     13,000   Brown-Forman Corp., Cl. A ...........       717,207       946,400
      7,500   Cheesecake Factory Inc.+ ............        37,036       276,750
     10,000   Corn Products International Inc. ....       280,640       322,000
      2,500   Farmer Brothers Co. .................       389,323       757,500
    195,000   Flowers Foods Inc.+ .................     3,345,798     4,966,650
        500   Genesee Corp., Cl. A ................         6,875         9,775
     21,500   Genesee Corp., Cl. B ................       363,587       424,625
      5,000   Hain Celestial Group Inc.+ ..........        94,524       111,250
     10,000   International Multifoods Corp. ......       199,921       237,600
     50,000   J & J Snack Foods Corp.+ ............       784,719     1,869,000
     14,000   Midwest Grain Products Inc. .........       204,401       195,300
     30,000   Mondavi (Robert) Corp.,
               Cl. A+ .............................     1,004,825     1,078,200
      2,500   Northland Cramberries Inc.,
               Cl. A ..............................        12,907         2,500
      4,000   Omni Nutraceuticals Inc. ............        13,563            40
    300,000   PepsiAmericas Inc. ..................     4,191,330     4,326,000
     70,000   Ralcorp Holdings Inc.+ ..............       993,684     1,904,000
     90,000   Smucker (J.M.) Co. ..................     1,922,358     3,042,000
     48,200   The Steak n Shake Co. ...............       567,632       677,210
     33,563   Tootsie Roll Industries Inc. ........       540,060     1,543,542
     60,000   Triarc Companies Inc. ...............     1,455,146     1,668,000
    423,000   Twinlab Corp.+ ......................     1,551,477       520,290
                                                     ------------  ------------
                                                       18,809,593    24,964,482
                                                     ------------  ------------
              HEALTH CARE -- 2.2%
     50,000   Apogent Technologies Inc.+ ..........     1,045,275     1,234,000
     10,000   Corixa Corp.+ .......................       196,695        61,700

                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
      1,000   Del Global Technologies
               Corp.+ .............................  $      8,719  $      3,150
     35,000   Henry Schein Inc.+ ..................     1,241,638     1,541,750
     90,000   Inamed Corp.+ .......................     2,319,324     2,961,000
     30,000   Inverness Medical
               Innovations Inc.+ ..................       529,959       682,500
     30,000   Invitrogen Corp.+ ...................     1,622,640     1,029,600
     15,000   Nabi Biopharmaceuticals+ ............       105,625        92,400
     12,000   Owens & Minor Inc. ..................       222,422       235,680
     52,000   Penwest Pharmaceuticals Co. .........       375,174     1,008,800
     87,500   Sola International Inc. .............     1,136,964     1,288,000
     90,000   Women First HealthCare Inc.+ ........       126,720       890,100
                                                     ------------  ------------
                                                        8,931,155    11,028,680
                                                     ------------  ------------
              HOME FURNISHINGS -- 0.5%
     15,000   Bassett Furniture Industries Inc. ...       271,404       307,500
      4,000   Bed Bath & Beyond Inc.+ .............        11,125       135,000
    199,550   Carlyle Industries Inc.+ ............        82,603        37,914
     17,000   Foamex International Inc. ...........       145,935       165,750
     33,000   La-Z-Boy Chair Co. ..................       276,625       905,850
     70,000   Oneida Ltd. .........................       732,977     1,050,000
                                                     ------------  ------------
                                                        1,520,669     2,602,014
                                                     ------------  ------------
              HOTELS AND GAMING -- 4.5%
    333,800   Aztar Corp.+ ........................     2,273,320     7,310,220
    120,000   Boca Resorts Inc., Cl. A+ ...........     1,585,001     1,552,800
     15,000   Boyd Gaming Corp.+ ..................       132,500       225,600
     33,500   Churchill Downs Inc. ................       796,654     1,231,125
    140,000   Dover Downs Gaming
               & Entertainment Inc.+ ..............     1,755,342     2,273,600
     40,000   Extended Stay America Inc.+ .........       448,203       696,000
    150,500   Gaylord Entertainment Co.+ ..........     4,393,001     4,003,300
      5,000   Jurys Hotel Group plc ...............        27,762        45,801
     75,000   Lakes Gaming Inc.+ ..................       859,720       521,250
     30,000   Magna Entertainment Corp.,
               Cl. A+ .............................       182,637       243,000
    120,000   Park Place Entertainment
               Corp.+ .............................     1,129,667     1,266,000
     32,000   Penn National Gaming Inc.+ ..........       333,448     1,120,640
      3,000   Pinnacle Entertainment Inc. .........        21,057        24,180
      3,000   Station Casinos Inc.+ ...............        13,350        49,950
     76,000   Sun International Hotels Ltd.+ ......     1,540,362     2,067,960
     60,000   Trump Hotels & Casino
               Resorts Inc.+ ......................       541,765       109,200
     70,000   Wyndham International Inc.,
               Cl. A+ .............................       153,945        63,000
     20,000   Youbet.com Inc.+ ....................        51,494        13,000
                                                     ------------  ------------
                                                       16,239,228    22,816,626
                                                     ------------  ------------
              METALS AND MINING -- 0.6%
    577,700   Echo Bay Mines Ltd.+ ................       576,625       531,484
     10,000   Meridian Gold Inc., New York+ .......        75,630       145,100
     70,000   Placer Dome Inc. ....................       653,970       857,500
     22,000   Precision Castparts Corp. ...........       515,288       779,020
    190,000   Royal Oak Mines Inc.+ ...............       322,487           276


                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING (CONTINUED)
     25,000   Stillwater Mining Co.+ ..............  $    335,467  $    471,250
    205,000   TVX Gold Inc.+ ......................       456,044       155,800
                                                     ------------  ------------
                                                        2,935,511     2,940,430
                                                     ------------  ------------
              MUTUAL FUNDS -- 0.5%
     45,000   Central European Equity
               Fund Inc. ..........................       608,109       597,150
     33,466   France Growth Fund Inc. .............       342,657       250,660
     32,000   Germany Fund Inc. ...................       358,820       251,200
     27,808   Italy Fund Inc. .....................       243,042       191,319
     65,000   New Germany Fund Inc. ...............       764,184       384,800
     78,000   Pimco RCM Europe Fund Inc. ..........       611,900       596,700
     11,000   Spain Fund Inc. .....................       103,029        93,940
                                                     ------------  ------------
                                                        3,031,741     2,365,769
                                                     ------------  ------------
              PUBLISHING -- 4.4%
    242,556   Independent News & Media
               plc, Dublin ........................       380,260       465,530
    120,000   Journal Register Co.+ ...............     1,919,864     2,544,000
     15,000   Lee Enterprises Inc. ................       363,318       553,500
     55,000   McClatchy Co., Cl. A ................     1,609,932     3,265,350
     75,000   Media General Inc., Cl. A ...........     1,945,730     4,762,500
     29,000   Meredith Corp. ......................       515,253     1,232,790
    240,000   Penton Media Inc. ...................     2,419,760     1,812,000
    300,000   PRIMEDIA Inc.+ ......................     1,013,258       951,000
     60,000   Pulitzer Inc. .......................     1,367,165     3,210,000
    271,500   Thomas Nelson Inc. ..................     2,877,128     3,298,725
      2,000   Value Line Inc. .....................        80,022        98,000
     12,000   Wiley (John) & Sons
               Inc., Cl. B ........................        46,500       320,760
                                                     ------------  ------------
                                                       14,538,190    22,514,155
                                                     ------------  ------------
              REAL ESTATE -- 1.6%
    150,000   Catellus Development Corp.+ .........     1,798,585     2,950,500
    120,000   Griffin Land & Nurseries Inc.+ ......     1,497,629     1,788,000
     10,500   Gyrodyne Company of
               America Inc.+ ......................       178,611       187,950
    350,000   La Quinta Properties Inc.+ ..........       836,562     2,502,500
     20,000   Malan Realty Investors Inc. .........       218,910        90,400
     15,000   United Park City Mines Co.+ .........       290,953       346,950
                                                     ------------  ------------
                                                        4,821,250     7,866,300
                                                     ------------  ------------
              RETAIL -- 2.9%
     55,000   Aaron Rents Inc. ....................       444,829     1,256,750
     65,000   Aaron Rents Inc., Cl. A .............       524,217     1,433,250
    110,000   Burlington Coat Factory
               Warehouse Corp. ....................     1,195,208     2,117,500
     10,000   Coldwater Creek Inc.+ ...............       172,823       177,600
     40,000   Gerald Stevens Inc.+ ................        82,031           120
    175,000   Ingles Markets Inc., Cl. A ..........     2,176,507     2,047,500
    226,000   Lillian Vernon Corp. ................     3,497,606     1,446,400
     10,000   Neiman Marcus Group Inc.,
               Cl. A+ .............................       276,240       344,500

                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
    120,000   Neiman Marcus Group Inc.,
               Cl. B+ .............................  $  3,826,247  $  3,930,000
     45,000   Sports Authority Inc.+ ..............       177,562       517,500
     55,000   Weis Markets Inc. ...................     1,715,306     1,669,250
                                                     ------------  ------------
                                                       14,088,576    14,940,370
                                                     ------------  ------------
              SATELLITE -- 0.2%
     75,000   Liberty Satellite & Technology
               Inc., Cl. A+ .......................       309,101        43,500
    100,000   Pegasus Communications
               Corp.+ .............................       776,201       302,000
     28,000   Sirius Satellite Radio Inc+ .........       188,420       148,960
     30,000   XM Satellite Radio Holdings
               Inc., Cl. A+ .......................       417,575       413,100
                                                     ------------  ------------
                                                        1,691,297       907,560
                                                     ------------  ------------
              SPECIALTY CHEMICALS -- 5.2%
     60,000   Airgas Inc. .........................       421,925     1,206,000
     35,000   Albemarle Corp. .....................       758,826       964,600
     40,000   Arch Chemicals Inc. .................       798,955       882,000
    120,000   Ferro Corp. .........................     2,322,624     3,456,000
    130,000   Fuller (H.B.) Co. ...................     2,306,337     3,893,500
    248,646   General Chemical Group Inc.+ ........     1,472,007       870,261
     40,000   Great Lakes Chemical Corp. ..........       986,719     1,126,800
    346,500   Hercules Inc.+ ......................     3,460,021     4,611,915
    180,000   MacDermid Inc. ......................     3,192,494     3,898,800
    180,000   Material Sciences Corp.+ ............     1,697,720     1,881,000
    109,000   Omnova Solutions Inc. ...............       733,718       904,700
     50,000   Penford Corp. .......................       539,601       805,000
     10,000   Quaker Chemical Corp. ...............       181,138       233,500
     90,000   Schulman (A.) Inc. ..................     1,047,820     1,646,100
                                                     ------------  ------------
                                                       19,919,905    26,380,176
                                                     ------------  ------------
              TELECOMMUNICATIONS -- 1.2%
      9,200   Atlantic Tele-Network Inc. ..........        92,644       118,496
     55,000   Citizens Communications Co.+ ........       524,892       591,250
     53,300   Commonwealth Telephone
               Enterprises Inc.+ ..................     1,212,423     2,038,725
     22,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ...........       226,769       957,000
      6,795   Community Service
               Communications .....................       101,925        62,854
     50,000   Conestoga Enterprises Inc. ..........     1,346,352     1,513,000
     65,000   McLeodUSA Inc., Cl. A+ ..............       101,750        11,700
      6,000   RCN Corp.+ ..........................        26,817         8,460
     25,000   Rogers Communications Inc.,
               Cl. B, ADR+ ........................       226,377       342,500
     16,000   Shenandoah
               Telecommunications Co. .............       482,036       624,000
                                                     ------------  ------------
                                                        4,341,985     6,267,985
                                                     ------------  ------------
              TRANSPORTATION -- 0.0%
      2,000   Irish Continental Group plc .........        18,259        14,240
     50,000   OMI Corp. ...........................       313,120       200,000
                                                     ------------  ------------
                                                          331,379       214,240
                                                     ------------  ------------

                See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 1.3%
      8,000   AirGate PCS Inc.+ ...................  $    222,803    $  112,000
     22,208   AT&T Wireless Services Inc.+ ........       436,384       198,758
     53,000   Centennial Communications
               Corp.+ .............................       702,604       190,800
     40,000   Leap Wireless
               International Inc.+ ................       608,592       336,800
      2,000   Nextel Communications Inc.,
               Cl. A+ .............................        19,978        10,760
     85,000   Price Communications Corp.+ .........     1,034,755     1,499,400
     61,000   Rogers Wireless
               Communications Inc., Cl. B+ ........       901,391       695,400
     45,000   Rural Cellular Corp., Cl. A+ ........     1,045,186       201,600
     15,000   Triton PCS Holdings Inc.,
               Cl. A+ .............................       319,038       152,850
     10,000   Ubiquitel Inc.+ .....................        78,508        24,500
     75,000   Vimpel-Communications,
               ADR+ ...............................     1,942,591     2,413,500
     90,000   Western Wireless Corp., Cl. A+ ......     1,895,291       786,600
                                                     ------------  ------------
                                                        9,207,121     6,622,968
                                                     ------------  ------------
              TOTAL COMMON STOCKS .................   360,530,187   458,129,700
                                                     ------------  ------------

              PREFERRED STOCKS -- 1.3%
              BROADCASTING -- 0.1%
              Granite Broadcasting Corp.,
      1,064    12.750% Cv. Pfd. ...................       439,990       526,556
                                                     ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 0.2%
              Allen Telecom Inc.,
     22,000    7.750% Cv. Pfd., Ser. D ............     1,093,585     1,045,440
                                                     ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
     56,100    6.500% Cv. Pfd., Ser. A ............       455,493       173,910
     72,900    $3.75 Cv. Pfd., Ser. B .............     1,369,291       211,410
                                                     ------------  ------------
                                                        1,824,784       385,320
                                                     ------------  ------------
              PUBLISHING -- 0.9%
    186,606   News Corp. Ltd.,
               Pfd., ADR, .........................     1,098,550     4,478,544
                                                     ------------  ------------
              TOTAL PREFERRED STOCKS ..............     4,456,909     6,435,860
                                                     ------------  ------------

              WARRANTS -- 0.0%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
        430   Anacomp Inc., Cl. B .................             0            43
                                                     ------------  ------------
 PRINCIPAL
  AMOUNT
-----------
              CORPORATE BONDS -- 0.0%
              CONSUMER SERVICES -- 0.0%
 $  100,000   Ogden Corp., Sub. Deb. Cv.,
               6.000%, 06/01/02 ...................        99,527        47,630
                                                     ------------  ------------

                                                                      MARKET
  SHARES                                                 COST         VALUE
-----------                                          ------------  ------------
              U.S. GOVERNMENT OBLIGATIONS -- 8.4%
 42,442,000   U.S. Treasury Bills,
               1.702% to 1.798%++,
               04/04/02 to 07/11/02 ...............  $ 42,336,638  $ 42,337,529
                                                     ------------  ------------
              TOTAL
               INVESTMENTS -- 100.1% ..............  $407,423,261   506,950,762
                                                     ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- (0.1)% ........                    (328,187)
                                                                   ------------
              NET ASSETS -- 100.0% ................                $506,622,575
                                                                   ============



------------------------
For Federal tax purposes:
Aggregate cost ..................................................  $407,423,261
                                                                   ============
Gross unrealized appreciation ...................................  $135,761,917
Gross unrealized depreciation ...................................   (36,277,643)
                                                                   ------------
Net unrealized appreciation .....................................  $ 99,484,274
                                                                   ============

                                                                      MARKET
  SHARES          COMMON STOCKS                        PROCEEDS       VALUE
-----------       -------------                      ------------  ------------
              SECURITIES SOLD SHORT
    105,000   Clear Channel Communications
               Inc.+ ..............................    (5,354,920)   (5,398,050)
  --------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b)    Security  fair  valued  under  procedures  established  by the  Board  of
       Directors.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR    American Depositary Receipt.

                See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value
     (Cost $407,423,261) ................................  $506,950,762
   Cash .................................................         1,068
   Dividends and interest receivable ....................       445,427
   Receivable for investments sold ......................     6,651,350
   Receivable for capital shares sold ...................     1,424,424
                                                           ------------
   TOTAL ASSETS .........................................   515,473,031
                                                           ------------
LIABILITIES:
   Securities sold short (proceeds $5,354,920) ..........     5,398,050
   Payable for investments purchased . ..................     2,709,970
   Payable for capital shares redeemed ..................        19,393
   Payable for investment advisory fees .................       410,243
   Payable for distribution fees ........................       102,561
   Other accrued expenses ...............................       210,239
                                                           ------------
   TOTAL LIABILITIES ....................................     8,850,456
                                                           ------------
   NET ASSETS applicable to 24,216,836
     shares outstanding .................................  $506,622,575
                                                           ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ..........................  $     24,217
   Additional paid-in capital ...........................   403,888,151
   Accumulated net investment loss ......................      (460,460)
   Accumulated net realized gain on investments
     and foreign currency transactions ..................     3,686,393
   Net realized appreciation on investments
     and foreign currency transactions ..................    99,484,274
                                                           ------------
   TOTAL NET ASSETS .....................................  $506,622,575
                                                           ============
   NET ASSET VALUE, offering and redemption
     price per share ($506,622,575 / 24,216,836
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value) .............        $20.92
                                                                 ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $ 8,591) ..........   $ 2,333,841
   Interest .............................................       304,367
                                                            -----------
   TOTAL INVESTMENT INCOME ..............................     2,638,208
                                                            -----------

EXPENSES:
   Investment advisory fees .............................     2,123,851
   Distribution fees ....................................       530,963
   Shareholder services fees ............................       218,826
   Shareholder report expenses ..........................        69,937
   Custodian fees .......................................        47,687
   Directors' fees ......................................        25,874
   Legal and audit fees .................................        24,555
   Registration fees ....................................        16,115
   Miscellaneous expenses ...............................         8,404
                                                            -----------
   TOTAL EXPENSES .......................................     3,066,212
                                                            -----------
   NET INVESTMENT LOSS ..................................      (428,004)
                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments
     and foreign currency transactions ..................     6,308,921
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions ......................    88,100,806
                                                            -----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS .......................................    94,409,727
                                                            -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ....................................   $93,981,723
                                                            ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                                                 MARCH 31, 2002        YEAR ENDED
                                                                                  (UNAUDITED)      SEPTEMBER 30, 2001
                                                                               ----------------    ------------------
OPERATIONS:
  Net investment income ....................................................     $   (428,004)        $  1,207,011
  Net realized gain on investments and foreign currency transactions .......        6,308,921           10,242,704
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ......................................       88,100,806          (44,215,305)
                                                                                 ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       93,981,723          (32,765,590)
                                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................         (314,152)            (879,845)
  Net realized short-term gain on investments ..............................       (3,455,301)          (4,639,184)
  Net realized long-term gain on investments ...............................       (4,307,907)         (70,972,382)
                                                                                 ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................       (8,077,360)         (76,491,411)
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...............       47,852,936          115,663,315
                                                                                 ------------         ------------
  NET INCREASE IN NET ASSETS ...............................................      133,757,299            6,406,314
NET ASSETS:
  Beginning of period ......................................................      372,865,276          366,458,962
                                                                                 ------------         ------------
  End of period (including undistributed net investment income of
    $0 and $212,550, respectively) .........................................     $506,622,575         $372,865,276
                                                                                 ============         ============

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $530,963, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2002, other than short term securities, aggregated $52,007,782 and $15,573,836, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2002, the Fund paid brokerage commissions of $44,350 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended March 31, 2002.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                            MARCH 31, 2002                  SEPTEMBER 30, 2001
                                                     ---------------------------       ---------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------     ------------       ----------     ------------
Shares sold ......................................    5,863,944     $112,006,616        5,968,164     $132,533,464
Shares issued upon reinvestment of dividends .....      413,531        7,717,160        1,593,188       33,008,696
Shares redeemed ..................................   (3,826,712)     (71,870,840)      (6,021,219)    (133,089,502)
                                                     ----------     ------------       ----------     ------------
Net increase .....................................    2,450,763     $ 47,852,936        1,540,133     $ 32,452,658
                                                     ==========     ============       ==========     ============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 2002, is set forth below:

                                                                                           PERCENT
                                     SHARES                                   VALUE AT      OWNED
                       BEGINNING   PURCHASED   ENDING   REALIZED   DIVIDEND    MARCH      OF SHARES
                        SHARES       (SOLD)    SHARES    (LOSS)     INCOME    30, 2002   OUTSTANDING
                       ---------   ---------   ------   --------   --------   --------   -----------
Trans-Lux Corp. ......  88,500       1,500     90,000   $      0    $6,248    $463,500      9.25%
                        ======       =====     ======   ========    ======    ========      =====

THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                              SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                               MARCH 31, 2002      ----------------------------------------------------
                                                 (UNAUDITED)         2001       2000       1999       1998       1997
                                              ----------------     --------   --------   --------   --------   --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .....     $  17.13         $  23.60   $  21.84   $  18.81   $  25.42   $  20.02
                                                  --------         --------   --------   --------   --------   --------
   Net investment income (loss) .............        (0.02)            0.06       0.06      (0.07)     (0.03)     (0.07)
   Net realized and unrealized gain (loss)
     on investments .........................         4.17            (1.75)      4.16       3.63      (2.99)      7.70
                                                  --------         --------   --------   --------   --------   --------
   Total from investment operations .........         4.15            (1.69)      4.22       3.56      (3.02)      7.63
                                                  --------         --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................        (0.01)           (0.05)        --         --         --         --
   Net realized gain on investments .........        (0.35)           (4.73)     (2.46)     (0.53)     (3.59)     (2.23)
                                                  --------         --------   --------   --------   --------   --------
   Total distributions ......................        (0.36)           (4.78)     (2.46)     (0.53)     (3.59)     (2.23)
                                                  --------         --------   --------   --------   --------   --------
   NET ASSET VALUE, END OF PERIOD ...........     $  20.92         $  17.13   $  23.60   $  21.84   $  18.81   $  25.42
                                                  ========         ========   ========   ========   ========   ========
   Total return+ ............................       24.48%            (7.47)%   21.00%      19.24%    (13.53)%   42.22%
                                                  ========         ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .....     $506,623         $372,865   $366,459   $305,403   $277,820   $296,519
   Ratio of net investment income (loss)
     to average net assets ..................      (0.20)%(b)         0.30%    (0.26)%      0.34%      0.14%    (0.36)%
   Ratio of operating expenses
     to average net assets (a) ..............        1.44%(b)         1.45%      1.49%      1.56%      1.44%      1.62%
   Portfolio turnover rate ..................           4%              17%        47%        24%        20%        14%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.
(b) Annualized.

                See accompanying notes to financial statements.

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
                 Mario J. Gabelli, CFA           Karl Otto Pohl
                 CHAIRMAN AND CHIEF              FORMER PRESIDENT
                 INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
                 GABELLI ASSET MANAGEMENT INC.

                 Anthony J. Colavita             Anthony R. Pustorino
                 ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
                 ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                                 PACE UNIVERSITY

                 Vincent D. Enright              Anthonie C. van Ekris
                 FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
                 AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
                 KEYSPAN ENERGY CORP.

                 John D. Gabelli                 Salvatore J. Zizza
                 SENIOR VICE PRESIDENT           CHAIRMAN
                 GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                                 SUPPLIES CORP.

                 Robert J. Morrissey
                 ATTORNEY-AT-LAW
                 MORRISSEY, HAWKINS & LYNCH

                                    OFFICERS
                 Mario J. Gabelli, CFA           Bruce N. Alpert
                 PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
                 INVESTMENT OFFICER

                 James E. McKee
                 SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q102SR

                                                               [GRAPHIC OMITTED]
                                                                MARIO J. GABELLI

THE
GABELLI
SMALL CAP
GROWTH
FUND

                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2002